Exhibit 10.2

COMMERCIAL TERM NOTE

Lafayette, Louisiana
$5,000,000.00	September 19, 2019

For value received, the undersigned maker(s) (hereinafter referred to as “Borrower”, which term means individually, collectively, and interchangeably any, each and/or all of them), jointly, severally, and solidarily, promises to pay to the order of HANCOCK WHITNEY BANK (“Bank”), a Mississippi state chartered bank, with an office located at 1301 Camellia Blvd., Suite 100, Lafayette, LA 70508, the sum of FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) together with interest thereon, in accordance with the terms set forth in this Commercial Note (“Note”).

REPAYMENT:

Level principal and interest.  Principal and accrued interest shall be due and payable in equal consecutive payments in the amount of One hundred Forty-Eighty Thousand Nine Hundred Fifty-Eight Dollars ($148,958.18), to be applied first to interest and the remainder to principal, beginning October 19, 2019, and on the same day in each month thereafter until September 19, 2022 (the “Maturity Date”), on which date the entire unpaid balance of principal and accrued interest shall be due and payable in full; provided, however, that if this Note bears interest at a variable rate and the interest rate payable pursuant to this Note shall have increased or decreased as a result of a change in such variable rate, Bank may, at its option and in its discretion, increase or decrease the amount of Borrower’s periodic payments due hereunder to ensure that the principal scheduled to be amortized over the term of this Note is fully amortized.

Unless sooner declared due and payable in accordance with the provisions of this Note, on the Maturity Date, all outstanding principal, interest, fees, costs and expenses owing by Borrower to Bank shall be due and payable in full without notice or demand.

INTEREST:

Fixed Rate. Interest shall accrue on the unpaid principal balance at the rate of 4.60% per annum, fixed.

Default Rate.  After maturity, whether that maturity results from acceleration or otherwise, interest shall, to the extent permitted by applicable law, accrue at the Default Rate.  Additionally, upon the occurrence of any Event of Default hereunder other than a delinquent payment (and from and after the date of such occurrence), interest shall, to the extent permitted by applicable law, accrue at the Default Rate.  The Default Rate shall be the maximum rate authorized by applicable law, and if applicable law establishes no maximum rate, then eighteen percent (18.0%) per annum.

 All interest shall be computed on the basis of the actual number of days elapsed over a year composed of 360 days.  Interest shall accrue from the first date that funds are advanced to Borrower until all sums due hereunder are paid in full.

Notwithstanding the foregoing, under no circumstances will the effective rate of interest on this Note exceed the maximum rate permissible under applicable law. To the extent federal law permits to contract for, charge or receive a greater amount of interest, Bank reserves the right to rely on federal law for the purpose of determining the maximum rate. It is the intention of Borrower and Bank to conform strictly to any applicable usury laws. The aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to the principal balance on this Note or, if this Note shall have been paid in full, refunded to Borrower.

All payments to be made by the Borrower to Bank under or pursuant to this Note shall be in immediately available United States currency, without setoff or counterclaim, and in the event that any payments submitted hereunder are in funds not available until collected, said payments shall continue to bear interest until collected.

PREPAYMENT:  Provided no other agreement between the Borrower and Bank expressly imposes a prepayment penalty, Borrower may prepay without penalty any principal on this Note in whole or in part and any prepayments made on this Note shall be applied to the principal payment(s) due on this Note in the inverse order of their maturity.

LATE PAYMENT AND NSF CHARGES: In the event any installment payment of principal and/or interest is more than ten (10) days past due, Borrower promises to pay, in addition to the amount otherwise due hereunder, a delinquency charge of 5.00% of the unpaid portion of the regularly schedule payment, but not more than $1,000.00.  In the event that any payment under this Note by check or preauthorized charge is later dishonored or returned to Bank unpaid due to insufficient funds, Borrower agrees to pay Bank an additional NSF check charge equal to $25.00.

BALANCE OWING:  The amount from time to time outstanding under this Note and each payment on this Note shall be evidenced by entries in Bank’s internal records, which shall be conclusive evidence absent manifest error of (a) the amount of principal and interest owing on this Note from time to time; (b) the amount of each advance made to Borrower under this Note; and (c) the amount of each principal and/or interest payment received by Bank on this Note.  The failure of Bank to make an accurate entry of advances and payments shall not limit or otherwise affect the obligation of Borrower to repay funds actually advanced by Bank hereunder.  Any loan or advance shall be conclusively presumed to have been made under the terms of this Note to or for the benefit of Borrower when made in accordance with such requests and directions, or when made pursuant to the terms of any written agreement executed in connection herewith between Borrower and Bank, or when said advances are deposited to the credit of the account of Borrower with Bank regardless of the fact that persons other than those authorized hereunder may have authority to draw against such account, or when applied as a payment of principal and/or interest to another obligation of Borrower to Bank.

OBLIGORS: Any or each party to this Note (including each maker and endorser) and any or each surety and guarantor of this Note bound under separate instrument or agreement are hereinafter referred to jointly and severally as “Obligor.”

SECURITY AND SET-OFF: In order to secure the repayment of the indebtedness evidenced by this Note, including, without limitation, future advances, interest, attorneys’ fees, expenses of collection and costs, as well as the payment and performance of any and all other liabilities or obligations of any Borrower to Bank, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter arising, and including, but not limited to, all agreements with respect to any swap, forward, future, or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value (collectively, the “Obligations”), Borrower hereby pledges to Bank, and grants to Bank a continuing lien and security interest in and a right of set-off and compensation against, all property of Borrower, including any such property Borrower holds jointly with someone else, that is now or hereafter on deposit with, in the possession of, under the control of or held by Bank or any financial institution affiliate of the Bank, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations and other securities, investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, items, chattel paper, and other property (except IRA, pension, other tax-deferred retirement accounts and any accounts or property held in a trust or fiduciary capacity for which setoff would be prohibited by law), together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, accessions and proceeds of any of the foregoing. The terms “chattel paper,” “deposit accounts,” “documents,” “items,” “instruments,” “investment property,” “securities accounts,” “financial assets” and “proceeds” shall have the meaning provided in the Louisiana Uniform Commercial Code.  Each Obligor releases Bank from any obligation with respect to the collateral including any obligation to collect any proceeds of or preserve any of Obligor’s rights, including, without limitation, rights against prior parties, in any collateral in which Bank possesses a security interest.  Any responsibility of Bank with respect to any collateral in which Bank possesses a security interest, whether arising contractually or as a matter of law, is hereby expressly waived.

EVALUATIONS: Borrower represents and warrants that the indebtedness evidenced by this Note was contracted for by Borrower at Borrower’s request based upon Borrower’s own independent determination of need.  Borrower and each other Obligor understand and agree that any appraisals or evaluations made by or for the Bank of the financial condition of any person or the value of any property were made solely for the Bank’s benefit and Bank in no way has represented or warranted the financial condition of any person or the value of any property in making or obtaining said appraisals or evaluations or in extending credit to Borrower or any other Obligor. Borrower and each other Obligor understand and agree that they have no right to rely on Bank’s appraisals or evaluations in assuming this debt and executing this instrument and that their obligation to pay the debt represented by this Note is independent of any such appraisals or evaluations.

RENEWAL: If an earlier note of Borrower to Bank is renewed at the time of execution hereof, then this Note constitutes an extension, but not a novation, of the amount of the unpaid and continuing indebtedness, and all rights held by Bank under the earlier note shall continue in full force and effect.

FINANCIAL INFORMATION: Borrower shall, and shall cause each other Obligor to, promptly provide to Bank true and correct current financial statements and such other information regarding the financial condition, business and properties of each Obligor as Bank may request from time to time, all in form, substance and detail satisfactory to the Bank.  The financial statements shall include, among other things, detailed information regarding (i) any entities, such as corporations, partnerships, or limited liability companies of which the Obligor is the majority owner and (ii) any entities of which the Obligor is not the majority owner, but for which Obligor is directly or contingently liable on debts or obligations of any kind incurred by those entities.  All financial statements or records submitted to Bank via electronic means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) shall be treated as originals, fully binding and with full legal force and effect and the parties waive any rights they may have to object to such treatment.  The Bank may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records.

DEFAULT: If any of the following events shall occur (each such event being referred to herein as an “Event of Default”): (a) the non-payment of any principal or interest on this Note or any other Obligation on the date when due; (b) the death, dissolution, liquidation or insolvency of any Obligor; (c) the filing by or against any Obligor of a proceeding under the U.S. Bankruptcy Code; (d) the application for appointment of a receiver for, the making of a general assignment for the benefit of creditors of, or the filing of any proceeding seeking any other relief afforded debtors or affecting rights of creditors generally under the laws of any jurisdiction by or against any Obligor; (e) the default by any Obligor in the payment or performance of (i) any obligation under this Note or under any deed of trust, mortgage, security agreement or any other document securing payment of this Note,  or (ii) any obligation under any other note or under any other agreement of any Obligor with or in favor of Bank; (f) any judgment, garnishment, seizure, tax lien or levy against any assets of any Obligor; (g) any material adverse change in the financial condition of any Obligor, or any material discrepancy between the financial statements submitted by any Obligor and the actual financial condition of any Obligor; (h) any statement, warranty, or representation made by any Obligor to Bank proves to be untrue in any material respect; (i) any default by any Obligor in the payment or performance of any material liabilities, indebtedness or obligations to any other creditor; (j) any merger, consolidation or change in any Obligor’s type or form of organizational structure without the prior written consent of  Bank; or (k) any discontinuance or termination of any guaranty of all or any portion of this Note by any Obligor or any attempt by any Obligor to do so; then, at the option of Bank, the full amount of this Note and all other obligations and liabilities, direct or contingent, of any Obligor to Bank shall be immediately due and payable without notice or demand.

REMEDIES: Bank shall have the remedies of a secured party under the Louisiana Uniform Commercial Code.  In addition to any and all other remedies which may be available to it, all of which shall be cumulative and may be pursued singly, successively or together against any Obligor and/or any security given at any time to secure the payment hereof, all at the sole discretion of Bank.  Failure on the part of Bank to exercise any right described herein or in such other documents shall not constitute a waiver of such right or preclude Bank’s subsequent exercise thereof. If any notice of sale or other intended disposition of the collateral is required by law to be given, Borrower hereby agrees that a notice sent in compliance with applicable law or if applicable law does not define the required notice period then at least ten (10) days prior to such action shall constitute reasonable notice to Borrower.  If the proceeds of any collateral securing this Note disposed of by Bank are insufficient to pay this Note in full, Obligor shall remain fully obligated for any deficiency.

For purposes of executory process, Obligor hereby acknowledges the debt created by this Note, confesses judgment in favor of Bank for the full amount of the debt evidenced by this Note, and consents to enforcement by executory process.  To the extent permitted by law, Obligor hereby expressly waives (a) the benefit of appraisement provided for in Art. 2723 of the Louisiana Code of Civil Procedure and (b) all other rights to notices, demands, appraisements and delays provided by the Louisiana Code of Civil Procedure or any other applicable laws.

FEES AND EXPENSES:  Obligor agrees to pay on demand all charges, fees, costs and/or taxes levied or assessed against Bank in connection with this Note or any collateral securing this Note, together with all reasonable attorneys and paralegals’ fees and expenses, and all other costs and expenses incurred by Bank in connection with the preparation, enforcement (including, without limitation, in bankruptcy, probate or administration proceeding or otherwise), workout, restructuring or collection of this Note, whether or not suit is filed, including such fees incurred in bankruptcy proceedings, at state and/or federal trial and appellate court levels, together with all other costs and expenses that may be incurred by Bank in connection with the enforcement of this Note or the preservation or enforcement of any of Bank’s rights or interests with respect to any collateral securing this Note.

WAIVER:  The Borrower waive(s), on behalf of itself and each Obligor,  presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under applicable law and waive(s) all other suretyship defenses or right to discharge and waives any right to receive notice of interest rate changes.

Each Obligor  also agrees Bank may, one or more times, in its sole discretion, without releasing or affecting any of its rights and without notice to or the consent of such Obligor, take any one or more of the following actions: (a) release, renew, extend or modify the obligations of Borrower or any other Obligor; (b) release, exchange, modify, or surrender in whole or in part Bank’s rights with respect to any collateral for this Note; (c) with the consent of Borrower, modify or alter the term, interest rate or due date of any payment of this Note; (d) grant any postponements, compromises, indulgences, waivers, surrenders or discharges or modify the terms of its agreements with Borrower or any other Obligor; (e) change its manner of doing business with Borrower or any other Obligor or person; or (f) impute payments or proceeds of any collateral furnished by any Obligor, in whole or in part to any costs, interest, or principal due on this Note, or to any other obligation of any Obligor to Bank, or in the event of a third party claim thereto retain the payments or proceeds as collateral for this Note without applying same toward payment of this Note, and each Obligor hereby expressly waives any claims or  defenses arising from any such actions.

COMMERCIAL USE: Borrower warrants and represents to Bank and all other holders of this Note that all loans evidenced by this Note are and will be for business, commercial, or other similar purpose and not primarily for personal, family, or household purposes.

SALE/ASSIGNMENT:  The Borrower acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of this Note and any related obligations, including, without limit, this Note, without notice to the undersigned and that the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned or to any collateral or to any Obligor or this Note in connection with such sale, assignment, transfer, negotiation, or grant.  The Borrower agree(s) that the Bank may provide information relating to this Note or relating to the undersigned to the Bank’s parent, affiliates, subsidiaries and service providers.

GOVERNING LAW, JURISDICTION AND VENUE:  THIS NOTE IS MADE AND DELIVERED IN THE STATE OF LOUISIANA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS THEREOF WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. BORROWER AND EACH OTHER OBLIGOR PARTY TO THIS NOTE HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN LOUISIANA LOCATED IN THE SAME JUDICIAL DISTRICT AS THE OFFICE OF BANK SPECIFIED IN THE FIRST PARAGRAPH OF THIS NOTE AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED ONLY IN ONE OF THE FOREGOING DESCRIBED COURTS. BORROWER AND EACH OTHER OBLIGOR PARTY TO THIS NOTE, FOR THEMSELVES, AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ITS ASSIGNS, AND FOR ANY PERSON CLAIMING UNDER OR THROUGH ANY OF THEM, HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS TO HAVE THE JURISDICTION AND VENUE OF ANY LITIGATION ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE IN ANY OTHER COURT, AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS TO REMOVE THIS ACTION TO, OR TO TRANSFER, DISMISS, OR CHANGE VENUE TO, ANY OTHER COURT. BORROWER AND EACH OTHER OBLIGOR PARTY TO THIS NOTE FURTHER ACKNOWLEDGES AND AGREES THAT NEITHER BANK NOR ANY PERSON ACTING ON BEHALF OF BANK HAS IN ANY WAY AGREED WITH OR REPRESENTED TO BORROWER OR SUCH OBLIGOR THAT THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN WAIVED OR WILL NOT BE FULLY ENFORCED BY BANK.

WAIVER OF JURY TRIAL. BORROWER KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS BORROWER MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED ON, ARISING OUT OF, OR IN ANY WAY RELATED TO: THIS NOTE; THE OBLIGATIONS; ANY NOTES, LOAN AGREEMENTS, OR ANY OTHER LOAN DOCUMENT OR AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH ANY OF THE OBLIGATIONS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS JURY WAIVER ALSO APPLIES TO ANY CLAIM, COUNTERCLAIM, CAUSE OF ACTION OR DEMAND ARISING FROM OR RELATED TO (I) ANY COURSE OF CONDUCT, COURSE OF DEALING, OR RELATIONSHIP OF BORROWER, ANY OBLIGOR, OR ANY OTHER PERSON WITH BANK OR ANY EMPLOYEE, OFFICER, DIRECTOR OR ASSIGNEE OF BANK IN CONNECTION WITH THE OBLIGATIONS; OR (II) ANY STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON BY OR ON BEHALF OF BANK TO BORROWER, ANY OBLIGOR, OR ANY OTHER PERSON IN CONNECTION WITH THE OBLIGATIONS, REGARDLESS OF WHETHER SUCH CAUSE OF ACTION ARISES BY CONTRACT, TORT OR OTHERWISE.  BORROWER HEREBY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN EXTENDING CREDIT TO THE BORROWER, THAT THE BANK WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.  BORROWER FURTHER CERTIFIES THAT NO PERSON HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT BANK OR ANY OTHER PERSON WOULD NOT, IN THE EVENT OF A LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER.

MISCELLANEOUS: The provisions of this Note may not be waived or modified except in writing, signed by Bank.  Failure of Bank to exercise rights, remedies or options Bank may have upon the happening of one or more of the events giving rise to such rights, remedies or options shall not constitute a waiver of the right to exercise the same or any other right, remedy or option at any subsequent time in respect to the same or any other event.  The acceptance by Bank of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the rights, remedies or options granted herein to Bank at that time or at any subsequent time or nullify any prior exercise of any such right, remedy or option without the express written acknowledgment of the Bank.

If any provision of this Note shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Note shall remain in full force and effect.

The term Bank as used herein shall include transferees, successors, and assigns of Bank, and all rights of Bank hereunder shall inure to the benefit of its transferees, successors, and assigns. All obligations of Obligor shall bind Obligor’s heirs, legal representatives, successors, and assigns.

The descriptive headings of the several sections of this Note are inserted for convenience only and shall not in any way affect the meaning or construction hereof.

Bank may, at its option and in its sole discretion, maintain and rely upon a photocopy, electronic copy or other reproduction of this Note, and Borrower and each other Obligor, for themselves and their respective heirs, successors, and assigns, and any person claiming by or through any of them, hereby waive any and all objections to, and claims or defenses based upon, the failure of Bank to produce the original hereof for any purpose whatsoever.

This Note embodies the final, entire agreement of Borrower and Bank with respect to the subject matter hereof.  No course of dealing, course of performance, usage of trade or evidence of any prior, contemporaneous or subsequent oral agreements or discussions or other extrinsic evidence of any nature shall be used to contradict, vary, supplement or modify any term of this note.  There are no oral agreements between the parties.

THIS NOTE AND ALL OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF BORROWER AND BANK AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY ANY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR A SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF BORROWER AND BANK.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE BORROWER AND BANK.

INTERNAL USE ONLY	BORROWER:

Viemed, Inc.

	By:	/s/ Casey Hoyt
	Name:	Casey Hoyt
	Title:	Chief Executive Officer

Sleep Management, L.L.C.

By:	/s/ Casey Hoyt
Name:	Casey Hoyt
Title:	General Manager

Home Sleep Delivered, L.L.C.

By:	/s/ Casey Hoyt
Name:	Casey Hoyt
Title:	General Manager